AMENDMENT  NO.  3  TO  CREDIT  FACILITIES
                     AND  REIMBURSEMENT AGREEMENT

     THIS AMENDMENT NO. 3 TO CREDIT FACILITIES AND REIMBURSEMENT
AGREEMENT (this "Agreement") is made and entered into as of this 25th day of October, 1995 among:

     PROFFITT'S, INC., a Tennessee corporation having its principal place of business in Alcoa, Tennessee (the "Borrower"); and

     Each lender executing and delivering a signature page hereto
(hereinafter such lenders may be referred to individually as a "Lender" or collectively as the "Lenders"); and

     NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America ("NationsBank"), in its capacity as agent for the Lenders (in such capacity, the "Agent");

     W I T N E S S E T H:

     WHEREAS, the Borrower, the Lenders and the Agent have entered into a Credit Facilities and Reimbursement Agreement dated as of March 31, 1994, pursuant to which the Lenders agreed to make certain Advances to the Borrower;

     WHEREAS, the Borrower, the Lenders and the Agent amended the Credit Agreement pursuant to Amendment No. 1 to Credit Facilities and Reimbursement Agreement dated as of November 15, 1994 ("Amendment No. 1") and Amendment No. 2 to Credit Facilities and Reimbursement Agreement dated as of March 7, 1995 ("Amendment No. 2") (as amended, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested that the Credit Agreement be amended in the manner set forth herein and the Agent and the Lenders are willing to agree to such amendment;

     NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

     1. Definitions. Any capitalized terms used herein without definition shall have the meaning set forth in the Credit
Agreement.

     2. Amendment. Subject to the terms and conditions set forth herein, and in accordance with Section 11.06 of the Credit
Agreement, the Credit Agreement is hereby amended as follows:

         (a)  The definition of "Borrowing Base Factor" in Section
1.01 is hereby amended and restated in its entirety to read as follows:

          " ' Borrowing Base Factor' means 55%;"
         (b) Section 7.20 (i) is hereby amended and restated in its entirety to read as follows:

          7.20 New Subsidiaries. Simultaneously with the acquisition or creation of any subsidiary, or upon any previously existing Persons becoming a Subsidiary, cause to be delivered to the Agent for the benefit of the Lenders each of the following:

          (i) a Guaranty executed by such Subsidiary, with appropriate insertions of identifying information and such other changes to which the Agent may consent in its discretion;

         (c) Section 8.04 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          8.04 Consolidated Fixed Charge Ratio. Permit at any time during any Four-Quarter Period of the Borrower ending during the periods set forth below, the Consolidated Fixed Charge Ratio for such Four Quarter Period to be equal to or less than the ratios set forth opposite the respective periods below:

     Period                                       Ratio

Closing Date through and
including January 31, 1997                    1.50 to 1.00

February 1, 1997 through
and including May 2, 1997                     1.60 to 1.00

May 3, 1997 and thereafter                    1.75 to 1.00

         (d) Section 8.06 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  8.06  Consolidated Funded Indebtedness to EBITDA.

Permit at any time the ratio of Consolidated Funded Indebtedness to Consolidated EBITDA to be equal to or greater than the following ratios set forth opposite the following periods below:

          Period                                       Ratio

Closing Date through and
including January 27, 1995                         4.50 to 1.00

January 28, 1995                                   3.50 to 1.00

January 29, 1995 through and
including February 2, 1996                         3.90 to 1.00

February 3, 1996 through and
including January 31, 1997                         3.60 to 1.00

February 1, 1997                                   3.25 to 1.00

First, second and fourth
quarter of each Fiscal Year
commencing with Fiscal Year 1997                   3.25 to 1.00

Third quarter of each Fiscal
Year commencing with iscal Year 1997               3.50 to 1.00

     3. Waivers. The Agent and the Lenders hereby waive any Default or Event of Default created under Section 8.05 of the Credit Agreement with respect to and for the twelve month period ending October 28, 1995.

     4. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Agent and the Lenders as follows:

           (a) The representations and warranties made by Borrower in Article VI of the Credit Agreement are true and correct on and as of the date hereof;

            (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, since the date of the most recent financial reports of the Borrower received by the Agent and the Lenders under Section 7.01(a) of the Credit Agreement, other than changes in the ordinary course of business;

            (c) The business and properties of the Borrower and its Subsidiaries, taken as a whole, are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by the Agent and the Lenders under Section 7.01(a) of the Credit Agreement, have not been adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout,combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

             (d) No event has occurred and is continuing which constitutes, and no condition exist which upon the consummation of the transaction contemplated hereby would constitute a Default or an Event of Default on the part of the Borrower under the Credit Agreement.

     5.    Conditions Precedent.  The effectiveness of this
Agreement is subject to the receipt by the parties hereto of the following:

             (a)  The Agent shall have received:

                 (i) eight (8) counterparts of this Agreement duly executed by all signatories hereto;

                  (ii)  copies of all additional agreements,
instruments and documents which the Agent may reasonably request, such documents, when appropriate, to be certifie by appropriate governmental authorities.

          (b)  All proceedings of the Borrower relating to the
matters provided for herein   shall be satisfactory to the Lenders,
the Agent and their counsel.

     6. Entire Agreement. This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or cancelled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.
     7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified, waived or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

     9. Governing Law. This Amendment Agreement shall in all respects be governed by the laws and judicial decisions of the state of Tennessee.

     10. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     11.  Credit Agreement.  All references in any of the Loan
Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.

     12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Borrower, the Lenders and the Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the Agent, may not assign any rights, powers, duties or obligations hereunder.

     13. Consent of Guarantors. Each of the Guarantors by their execution and delivery hereof (i) consent and agree to the amendments to the Credit Agreement set forth herein and in Amendment No. 1 and Amendment No. 2 and (ii) reaffirm their obligations set forth in each Guaranty. Parks-Belk Company hereby acknowledges and agrees that as a result of the amendment of
Section 7.20 (i) of the Credit Agreement hereby the limitation set forth in the third paragraph of Section 1 of the Guaranty Agreement dated as of March 7, 1995 among the Guarantors party thereto and the Agent is no longer applicable and shall be of no force or effect and is deleted hereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                BORROWER

ATTEST:                         PROFFITT, INC.

By:___________________          By:_________________________
Name:_________________          Name:_______________________
Title:________________          Title:______________________

(CORPORATE SEAL)
                                LENDERS:

                                NATIONSBANK OF TEXAS,
                                NATIONAL ASSOCIATION

                               By:_________________________
                               Name:_______________________
                               Title:______________________

                               FIRST AMERICAN NATIONAL BANK

                               By:_________________________
                               Name:_______________________
                               Title:______________________

                               FIRST TENNESSEE BANK
                               NATIONAL ASSOCIATION

                               By:_________________________
                               Name:_______________________
                               Title:______________________

                               TRUST COMPANY BANK

                               By:_________________________
                               Name:_______________________
                               Title:______________________

                               By:_________________________
                               Name:_______________________
                               Title:______________________

                      (Signature Page 1 of 2)

                               DEPOSIT GUARANTY NATIONAL BANK

                               By:_________________________
                               Name:_______________________
                               Title:______________________

                               HIBERNIA NATIONAL BANK

                               By:_________________________
                               Name:_______________________
                               Title:______________________

                               AGENT:

                               NATIONSBANK OF TEXAS,
                               NATIONAL ASSOCIATION,
                               as Agent for the Lenders

                               By:_________________________
                               Name:_______________________
                               Title:______________________

     Acknowledged, agreed and consented to, this the 25th day of October, 1995.

                               PROFFITT'S INVESTMENTS, INC.
                               PDS AGENCY, INC.
                               MACCO INVESTMENT, INC.
                               McRAE'S, INC.
                               McRAE'S OF ALABAMA, INC.
                               PARKS ENTERPRISES, INC.
                               PARKS-BELK COMPANY

                               By:_________________________
                               Name:_______________________
                               Title:______________________

                         (Signature Page 2 of 2)